UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2020

STARWOOD REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56046	82-2023409
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue

Suite 800

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(305) 695-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

Distribution Reinvestment Plan

On October 20, 2020, the board of directors (the “Board”) of Starwood Real Estate Income Trust, Inc. (the “Company”) approved a new distribution reinvestment plan (the “DRIP”), which will become effective October 31, 2020, to clarify that a participant may terminate participation in the DRIP at any time, without penalty, by delivering at least 10 business days’ prior written notice to the Company and the Company may, in its discretion, accept and terminate participation for any notice received less than 10 business days prior to the payment of a distribution.

The foregoing description of the DRIP does not purport to be complete and is subject to, and qualified in its entirety by, the DRIP that is filed as Exhibit 4.1 to this Current Report on Form 8-K, which DRIP is incorporated herein by reference.

Share Repurchase Plan

On October 20, 2020, the Board also approved an amended and restated share repurchase program (the “Share Repurchase Plan”), which became effective immediately, to clarify that the one-year holding period for purposes of determining the early repurchase deduction is measured from the first calendar day of the month the shares were issued and that stockholders who have received shares of common stock in exchange for their operating partnership units may include the period of time such stockholder held such operating partnership units for purposes of calculating the holding period for such shares of common stock.

The foregoing description of the Share Repurchase Plan does not purport to be complete and is subject to, and qualified in its entirety by, the Share Repurchase Plan that is filed as Exhibit 99.1 to this Current Report on Form 8-K, which Share Repurchase Plan is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Distribution Reinvestment Plan

99.1	Share Repurchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2020	STARWOOD REAL ESTATE INCOME TRUST, INC.

	By:	/s/ Matthew Guttin
Matthew Guttin
Chief Compliance Officer and Secretary